SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934



Date of Report (Date of earliest event reported): May 12, 2003



                             THE VALSPAR CORPORATION
             (Exact name of registrant as specified in its charter)


          DELAWARE                     1-3011                    36-2443580
(State or other jurisdiction         (Commission              (I.R.S. Employer
      of incorporation)              File Number)            Identification No.)



              1101 THIRD STREET SOUTH, MINNEAPOLIS, MINNESOTA      55415
               (Address of principal executive offices)          (Zip Code)


       Registrant's telephone number, including area code: (612) 332-7371


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c)  Exhibits

             99.1 Second Quarter Earnings Press Release dated May 12, 2003.

ITEM 9. REGULATION FD DISCLOSURE (INFORMATION FURNISHED IN THIS ITEM 9 IS ALSO FURNISHED UNDER ITEM 12)

         On May 12, 2003, the Company issued the press release attached as
Exhibit 99.1, which sets out the Company's results of operations for the second quarter of fiscal 2003.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                         THE VALSPAR CORPORATION



Dated:  May 12, 2003                                     By: /s/Rolf Engh
                                                             -------------------
                                                             Name:  Rolf Engh
                                                             Title: Secretary